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                                                                     EXHIBIT 10



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form N-4 for FS Variable Annuity Account Two of First SunAmerica Life Insurance Company, of our report dated November 6, 1995 relating to the financial statements of First SunAmerica Life Insurance Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus. We also consent to the reference to us under heading "Financial Statements" in the Statement of Additional Information.




PRICE WATERHOUSE LLP
Los Angeles, California
December 16, 1995